In re	KIT digital, Inc.	Case No.	13-11298 (REG)
	Debtor	Reporting Period:	July 1 2013 to July 31 2013

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE OR SCHEDULED	Comments
CURRENT ASSETS
Unrestricted Cash and Equivalents	273,173.13	19,065.74	172.67
Restricted Cash and Cash Equivalents (see continuation sheet)	2,000,704.99	2,000,482.24	2,089,119.93
Accounts Receivable (Net)	-	-	-
Notes Receivable	-	-	-
Inventories	-	-	-
Prepaid Expenses	525,453.18	580,518.30	528,002.29
Professional Retainers	-	-	-
Other Current Assets (attach schedule)	17,475,105.36	17,191,721.24	17,604,502.39
TOTAL CURRENT ASSETS	20,274,436.66	19,791,787.52	20,221,797.28
PROPERTY & EQUIPMENT
Real Property and Improvements	-	-	-
Machinery and Equipment	1,559,399.56	1,559,399.56	1,559,399.56
Furniture, Fixtures and Office Equipment	62,824.09	62,824.09	62,824.09
Leasehold Improvements	-	-	-
Vehicles	-	-	-
Less: Accumulated Depreciation	(935,706.06)	(898,124.81)	(822,906.69)
TOTAL PROPERTY & EQUIPMENT	686,517.59	724,098.84	799,316.96
OTHER ASSETS
Amounts due from Insiders*	-	-	-
Other Assets (attach schedule)	220,886,486.82	220,886,486.82	220,886,486.82
TOTAL OTHER ASSETS	220,886,486.82	220,886,486.82	220,886,486.82
TOTAL ASSETS	241,847,441.07	241,402,373.18	241,907,601.06

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	2,584,464.54	131,558.30	-
Taxes Payable (refer to FORM MOR-4)	-	-	-
Wages Payable	-	-	-
Notes Payable	-	-	-
Rent / Leases - Building/Equipment	-	-	-
Secured Debt / Adequate Protection Payments	-	-	-
Professional Fees	2,182,757.37	1,709,000.00	29,750.00
Amounts Due to Insiders*	-	-	10,000.00
Other Post-petition Liabilities (attach schedule)	4,152,292.22	2,750,808.57	1,500,000.00
TOTAL POST-PETITION LIABILITIES	8,919,514.13	4,591,366.87	1,539,750.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	10,226,355.18	10,226,355.18	10,226,355.18
Priority Debt	78,799.43	78,799.43	78,799.43
Unsecured Debt	46,195,648.65	45,960,423.42	46,314,000.71	Includes $32.2 M of equity related liabilities, such as Acquisition/Earnouts, which the debtor believes will be subordinated pursuant to section 510(b) of the Bankruptcy Code
TOTAL PRE-PETITION LIABILITIES	56,500,803.26	56,265,578.03	56,619,155.32
TOTAL LIABILITIES	65,420,317.39	60,856,944.90	58,158,905.32
OWNERS' EQUITY
Capital Stock	6,089.37	6,089.37	6,089.37
Additional Paid-In Capital	568,067,878.68	568,067,878.68	568,067,878.68
Partners' Capital Account	-	-	-
Owner's Equity Account	-	-	-
Retained Earnings - Pre-Petition	(384,274,882.77)	(384,274,882.77)	(384,274,882.77)
Retained Earnings - Post-petition	(7,371,961.60)	-	(50,389.54)
Adjustments to Owner Equity (attach schedule)	-	-	-
Post-petition Contributions (attach schedule)	-	-	-
NET OWNERS’ EQUITY	176,427,123.68	183,799,085.28	183,748,695.74
TOTAL LIABILITIES AND OWNERS' EQUITY	241,847,441.07	244,656,030.18	241,907,601.06
*"Insider" is defined in 11 U.S.C. Section 101(31).
	(0.00)
BALANCE SHEET - continuation section
ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
Investments	639,506.00	639,506.00	639,506.00
Earnout Receivable- ST	1,690,000.00	1,690,000.00	1,690,000.00
Intercompany, net	15,145,599.36	14,862,215.24	15,274,996.39
Total	17,475,105.36	17,191,721.24	17,604,502.39

Other Assets
Goodwill	15,485,347.30	15,485,347.30	15,485,347.30
Investments in Subsidiaries	197,807,230.87	197,807,230.87	197,807,230.87
Earnout Receivable, LT	6,510,000.00	6,510,000.00	6,510,000.00
Note Receivable, LT	1,083,908.65	1,083,908.65	1,083,908.65
Total	220,886,486.82	220,886,486.82	220,886,486.82

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Post-petition Liabilities
Liability on Escrow in Respect of Plan Sponsor Group Deposit	1,500,000.00	1,500,000.00	1,500,000.00
DIP Loan plus interest	2,652,292.22	1,250,808.57	-
Total	4,152,292.22	2,750,808.57	1,500,000.00

Adjustments to Owner’s Equity

Post-Petition Contributions

Restricted Cash:   Cash that is restricted for a specific use and not available to fund operations.

Typically, restricted cash is segregated into a separate account, such as an escrow account.

Includes $1.5m Escrow Account in Respect of Plan Sponsor Group Deposit